EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT (the “Agreement”), dated as of December ___, 2023, by and between Rekor Systems, Inc., a Delaware corporation, with principal executive offices located at 6721 Columbia Gateway Drive, Suite 400, Columbia, Maryland 21046 (the “Company”), and the investor identified on the signature page hereto (“Buyer”).

WHEREAS:

A. The Company and Buyer desire to enter into this transaction to purchase the Notes (as defined below) pursuant to an effective shelf registration statement on Form S-3 (File No. 333-259447) (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), which Registration Statement contains the base prospectus, and has been supplemented by the Prospectus Supplement, dated December 12, 2023, including the documents incorporated by reference therein.

B. The Company has authorized the issuance of the Company’s 13.25% Series A Prime Revenue Sharing Notes due December 15, 2026, in the form attached hereto as Exhibit A.

C. Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, at the Closing (as defined below) the principal amount of the 13.25% Series A Prime Revenue Sharing Notes due December 15, 2026 set forth on Exhibit B (the “Notes”).

NOW, THEREFORE, the Company and Buyer hereby agree as follows:

1. PURCHASE AND SALE OF NOTES.

(a) Purchase of Notes; Closing. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, the Company shall issue and sell to Buyer, and Buyer agrees to purchase from the Company (the completion of which, the “Closing”) on the Closing Date (as defined below) Notes in the principal amount set forth on Exhibit B.

(b) Purchase Price. The purchase price for the Notes to be purchased by Buyer at the Closing (the “Purchase Price”) shall be the amount set forth on Exhibit B.

(c) Closing Date. The date of the Closing (the “Closing Date”) shall be on or about December 15, 2023 (or such other date as is specified by the Company), subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 below.

(d) Form of Payment. On the Closing Date, (i) Buyer shall pay the Purchase Price to the Company for the Notes to be issued and sold to Buyer at the Closing by wire transfer of immediately available funds in accordance with the wire instructions set forth on Exhibit C and (ii) the Company shall deliver to Buyer physical certificates for the Notes duly executed on behalf of the Company and registered in the name of the Buyer to the address set forth on Exhibit B. The Company may maintain the Notes in the Buyer’s name in electronic book-entry form.

(e) Expenses. Each of the parties agrees to pay its own expenses incident to this Agreement and the performance of its obligations hereunder.

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2. BUYER’S REPRESENTATIONS AND WARRANTIES.

Buyer represents and warrants to the Company that:

(a) Organization; Authority. Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by Buyer of the transactions contemplated by this Agreement has been duly authorized by all necessary action on the part of Buyer. This Agreement has been duly executed and delivered by Buyer, and constitutes the valid and legally binding obligation of Buyer, enforceable against it in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(b) No Conflicts. The execution, delivery and performance by Buyer of this Agreement and the consummation by Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Buyer is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Buyer to perform its obligations hereunder. Since the date on which Buyer was first informed about the offering of the Notes, Buyer has not disclosed any information regarding the offering to any third parties (other than its legal, accounting and other advisors) and has not engaged in any purchases or sales involving the securities of the Company (including, without limitation, any short sales involving the Company’s securities). Buyer covenants that it will not engage in any purchases or sales involving the securities of the Company (including short sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed by the Company. Buyer agrees that it will not use any of the Notes acquired pursuant to this Agreement to cover any short position if doing so would be in violation of applicable securities laws.

(c) No Distribution. Buyer is not an underwriter, as defined in Section 2(a)(11) of the Securities Act, with respect to the Notes.

(d) Sophisticated Investor. Buyer is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Notes, including investments in securities issued by the Company and investments in comparable companies. Buyer understands that nothing in this Agreement or any other materials made available to Buyer in connection with the purchase and sale of the Notes constitutes legal, tax or investment advice. Buyer has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Notes.

(e) Disclosure Package. In connection with its decision to purchase the Notes, Buyer has relied only upon and read the base prospectus contained in the Registration Statement, the prospectus supplement relating to the Notes forming part of the Registration Statement, the Company’s other filings with the SEC incorporated by reference therein and the representations and warranties of the Company contained herein (the “Disclosure Package”). Further, Buyer acknowledges that such materials had been made available to Buyer before this Agreement (or any contractual obligation of Buyer to purchase the Notes) was deemed to be effective.

(f) Residency. Buyer is a resident of the jurisdiction specified under its address set forth on Exhibit B.

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3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to Buyer that:

(a) Organization. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and carry on its business as presently conducted. The Company is duly qualified to transact business in all jurisdictions in which the conduct of its business requires such qualification, except where the failure to be so qualified would not reasonably be expected to have a material adverse effect on the Company.

(b) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Notes and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”) and to issue the Notes in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes, have been duly authorized by the Company’s Board of Directors. This Agreement has been duly executed and delivered by the Company, and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c) No Conflicts. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Company, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Company to perform its obligations hereunder.

4. COVENANTS.

Buyer shall timely use its best efforts to satisfy each of the conditions to be satisfied by it as provided in Section 5 of this Agreement.

5. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

(a) Closing. The obligation of the Company hereunder to issue and sell the Notes to Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions; such conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(i) Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(ii) Buyer shall have delivered to the Company the Purchase Price for the Notes being purchased by Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by or on behalf of the Company.

(iii) The representations and warranties of Buyer shall be true and correct in all respects as of the Closing Date (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date), and Buyer shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer at or prior to the Closing Date.

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(iv) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(v) Buyer shall deliver to the Company a completed Form W-9, if the Buyer is a U.S. citizen, or a completed Form W-8BEN or W-8BEN-E, as appropriate.

6. CONDITIONS TO BUYER’S OBLIGATION TO PURCHASE.

(a) Closing Date. The obligation of Buyer hereunder to purchase the Notes at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions; such conditions are for Buyer’s sole benefit and may be waived by Buyer at any time in its sole discretion:

(i) The Company shall have executed each of the Transaction Documents to which it is a party and delivered the same to Buyer.

(ii) The representations and warranties of the Company shall be true and correct in all respects as of the Closing Date (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(iii) The Registration Statement and the prospectus supplement with respect to the Notes shall be effective and available for the issuance and sale of the Notes hereunder.

(iv) No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7. MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the laws of the State of New York, without regard to principles of conflicts of laws. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY. EACH PARTY HERETO (A) CERTIFIES THAT NO AGENT, ATTORNEY, REPRESENTATIVE OR ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF LITIGATION, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a signed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

(c) Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(d) Entire Agreement; Amendments. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Buyer make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended, modified or waived other than by an instrument in writing signed by the Company and Buyer, and any amendment, modification or waiver to this Agreement made in conformity with the provisions of this Section 7(d) shall be binding on Buyer and holders of Notes as applicable. The Company has not, directly or indirectly, made any agreements with Buyer relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

(e) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by email (with confirmation of transmission); or (iii) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Rekor Systems, Inc.

6721 Columbia Gateway Drive, Suite 400

Columbia, Maryland 21046

Attention: Mr. Eyal Hen, Chief Financial Officer

Email: _______

with a copy (for informational purposes only) to:

Olshan Frome Wolosky LLP

1325 Avenue of the Americas, 15th Floor

New York, New York 10019

Attention: Jason Saltsberg, Esq.

Email: ________

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If to Buyer, to its address and email set forth on Exhibit B, with copies to Buyer’s representatives as set forth on Exhibit B, or to such other address and/or email and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) business days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) with confirmation by email or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by email or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of Buyer. Buyer may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company.

(g) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(h) Survival. The representations, warranties and covenants of the Company and Buyer contained in this Agreement shall survive the Closing.

(i) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as are reasonably necessary in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[Signature Page Follows]

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IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Subscription Agreement to be duly executed as of the date first written above.

COMPANY:

REKOR SYSTEMS, INC.,
a Delaware corporation

By:
Name:
Title:

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Subscription Agreement to be duly executed as of the date first written above.

BUYER:

(Name of Buyer)

By:
Name:
Title:

[Signature Page to Subscription Agreement]

EXHIBIT A

Form of Note

[See Following Page]

FORM OF 13.25% SERIES A PRIME REVENUE SHARING NOTE DUE DECEMBER 15, 2026

No.: ____	Dated: December ___, 2023
CUSIP: 759419 AC8 ISIN: US759419AC85 $_____

FOR VALUE RECEIVED, the undersigned, Rekor Systems, Inc., a Delaware corporation (the “Maker”), PROMISES TO PAY to the order of _______________ (together with its successors and assigns, the “Payee”) the principal sum of ___________ dollars ($_______), together with interest at the rate specified below. This 13.25% Series A Prime Revenue Sharing Note due December 15, 2026 (the “Note”) is being issued pursuant to the Maker’s Prospectus Supplement filed with the U.S. Securities and Exchange Commission on December 12, 2023, and the terms of the Subscription Agreement of even date herewith by and between the Maker and the Payee.

1. Principal and Term. The Outstanding Principal Balance (as defined herein) shall be due and payable in full on December 15, 2026 (the “Maturity Date”), or such sooner date either upon the redemption of the Note by the Maker or at the demand of the Payee as set forth in Section 2(c) hereof. The term “Outstanding Principal Balance” means, as of any date of determination, the principal amount of this Note that remains unpaid.

2. Interest.

(a) Calculation; Payment of Interest. Simple interest shall accrue on the Outstanding Principal Balance at the fixed interest rate of 13.25% per annum from the date that the purchase funds have cleared. Interest shall be made to the Payee on a monthly basis by no later than the 15th day of the month following the month of accrual. Interest shall compound annually and shall be computed on the basis of a year consisting of 360 days, with payments each month consisting of the same amount regardless of the actual number of days in such month. Partial month calculations shall be done as nearly to pro rata as possible of that portion of the month remaining. Such calculations shall be made in the Maker’s sole discretion. Upon credit of the interest to Payee’s account, such interest shall be deemed paid in full.

(b) Payment of Outstanding Principal Balance. Payments of the Outstanding Principal Balance will be credited by the Maker to the Payee’s account on or prior to the repayment of the Note on the Maturity Date or such sooner date either upon the redemption of the Note by the Maker or at the demand of the Payee as set forth in Section 2(c) hereof. Upon credit of the Outstanding Principal Balance to the Payee’s account, the Outstanding Principal Balance shall be deemed paid in full.

(c) Redemption by Maker; Repayment at Payee’s Demand.

(i) Redemption by the Maker. The Note shall be redeemable in whole at any time or in part from time to time by the Maker upon five (5) days’ notice to the Payee at a redemption price equal to 106% of the Outstanding Principal Balance from and including December 16, 2024 through and including December 15, 2025, 103% of the Outstanding Principal Balance from and including December 16, 2025 through and including December 15, 2026, and 100% of the Outstanding Principal Balance thereafter, plus any accrued but unpaid interest up to but not including the date of redemption; provided, however, that the Note may not be redeemed prior to December 15, 2024 (the “Redemption Date”). Interest shall cease accruing on the Note on the Redemption Date. The Outstanding Principal Balance together with interest through the Redemption Date shall be credited to the Payee’s account within five (5) Business Days following the Redemption Date, upon which all amounts due under this Note shall be deemed paid in full. “Business Day” shall mean any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in New York, New York are authorized or required by law or other governmental action to close.

(ii) Repayment at Payee’s Demand upon a Change of Control. The Payee shall have the right to cause the Maker to repay the Note at any time upon five (5) days’ notice to the Maker at the repayment amount in cash equal to 100% of the Outstanding Principal Balance, plus any accrued but unpaid interest up to but not including the date of repurchase upon a Change of Control (the “Repayment Date”), as such term is defined below. Interest shall cease accruing on the Note on the Repayment Date. The Outstanding Principal Balance together with interest through the Repayment Date shall be credited to the Payee’s account within five (5) business days following the Repayment Date, upon which all amounts due under this Note shall be deemed paid in full. For purposes of the Change of Control offer provisions of this Note, “Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Maker’s assets and the assets of its subsidiaries, taken as a whole, to any person, other than the Maker or one of its subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any person becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than 50% of the Maker’s outstanding voting stock or other voting stock into which the Maker’s voting stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (3) the Maker consolidates with, or merges with or into, any person, or any person consolidates with, or merges with or into, the Maker, in any such event pursuant to a transaction in which any of the Maker’s outstanding voting stock or the voting stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Maker’s voting stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the voting stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction; or (4) the adoption of a plan relating to the Maker’s liquidation or dissolution. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control under clause (2) above if (i) the Maker becomes a direct or indirect wholly-owned subsidiary of a holding company and (ii)(a) the direct or indirect holders of the voting stock of such holding company immediately following that transaction are substantially the same as the holders of the Maker’s voting stock immediately prior to that transaction, or (b) immediately following that transaction no person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the voting stock of such holding company. The term “person,” as used in this definition, has the meaning given thereto in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

3. Security Interest. As security for the full and timely payment of the indebtedness of the Maker to the Payee in accordance with the terms hereof, the Maker has granted a security interest to the Payee as set forth in Section 11.2 (Pledge of the Revenue Account) of the First Supplemental Indenture.

4. Events of Default. If any one of the following events shall occur and be continuing (each, an “Event of Default”): (i) the Maker shall fail to pay as and when due in accordance with the terms hereof accrued but unpaid interest on this Note, and such failure shall continue for thirty (30) calendar days; (ii) the Maker shall fail to pay as and when due in accordance with the terms hereof any Outstanding Principal Balance (and premium, if any), and such failure shall continue for five (5) calendar days; (ii) the amount on deposit in the revenue account is less than the amount required to satisfy the interest reserve requirement (or, if applicable, the sinking fund requirement) on the first Business Day of two consecutive calendar months; and (iii) the Maker shall file a petition for relief or commence a proceeding under any bankruptcy, insolvency, reorganization or similar law (or its governing board shall authorize any such filing or the commencement of any such proceeding), have any liquidator, administrator, trustee or custodian appointed with respect to it or any substantial portion of its business or assets, make a general assignment for the benefit of creditors or generally admit its inability to pay its debts as they come due; then in any such event the Payee may, by notice to the Maker, declare the entire Outstanding Principal Balance together with all interest accrued and unpaid thereon to be immediately due and payable, whereupon this Note and all such accrued interest shall become and be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Maker. Notwithstanding the foregoing, if any event described in clause (ii) above shall occur, the entire Outstanding Principal Balance together with all interest accrued and unpaid thereon shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Maker.

5. Binding Effect; Assignment. This Note shall be binding upon the Maker and its successors and inure to the benefit of the Payee and its successors and assigns. The obligations of the Maker under this Note may not be delegated to or assumed by any other party, and any such purported delegation or assumption shall be null and void.

6. Miscellaneous.

(a) Both the Outstanding Principal Balance and interest are payable in lawful money of the United States of America. If any payment due hereunder falls on a Saturday, a Sunday or any other day on which commercial banks in New York, New York are authorized or required to close under applicable law, such payment shall be payable on the next succeeding business day, with interest accruing thereon until the date of payment thereof.

(b) If the Maker shall fail to pay any amount payable hereunder on the due date therefor, Maker shall pay all costs of collection, including, but not limited to, attorney’s fees and expenses, incurred by Payee on account of such collection.

(c) The Maker waives presentment, demand, protest and notice of any kind (including notice of presentment, demand, protest, dishonor and nonpayment). The Maker shall pay the Payee all sums which are payable pursuant to the terms of this Note without setoff, recoupment or deduction of any kind or for any reason whatsoever.

(d) No delay on the part of the Payee in exercising any option, power or right hereunder, shall constitute a waiver thereof, nor shall the Payee be estopped from enforcing the same or any other provision at any later time or in any other instance. No waiver of any of the terms or provisions of this Note shall be effective unless in writing, duly signed by the party to be charged. This Note shall not be modified except by a writing signed by both the Maker and the Payee.

(e) This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.

(f) Transfer of Series A Notes. Subject to applicable securities laws, this Series A Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company. If this Series A Note is to be transferred, the Holder shall surrender this Series A Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Series A Note (in accordance with this Section 6(f)), registered as the Holder may request, representing the outstanding principal of this Series A Note being transferred by the Holder and, if less than the entire outstanding principal of this Series A Note is being transferred, a new Series A Note (in accordance with this Section 6(f)) to the Holder representing the outstanding principal of this Series A Note not being transferred. The Holder and any assignee, by acceptance of this Series A Note, acknowledge and agree that following redemption of any portion of this Series A Note, the outstanding principal represented by this Series A Note may be less than the principal stated on the face of this Series A Note. Whenever the Company is required to issue a new Series A Note pursuant to the terms of this Series A Note, such new Series A Note (i) shall be of like tenor with this Series A Note, (ii) shall represent, as indicated on the face of such new Series A Note, the principal remaining outstanding thereunder (or in the case of a new Series A Note being issued pursuant to this Section 6(f), the principal designated by the Holder which, when added to the principal represented by the other new Series A Notes issued in connection with such issuance, does not exceed the principal remaining outstanding under this Series A Note immediately prior to such issuance of new Series A Notes), (iii) shall have an issuance date, as indicated on the face of such new Series A Note, which is the same as the issuance date of this Series A Note, (iv) shall have the same rights and conditions as this Series A Note, and (v) shall represent accrued and unpaid interest on the principal from such issuance date.

(g) Indenture. The Series A Notes were issued under a Base Indenture, First Supplemental Indenture and Second Supplemental Indenture, each dated as of December 15, 2023 (the “Indenture”), each by and between the Company and Argent Institutional Trust Company, as trustee. The terms of the Series A Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code sections 77aaa-77bbbb) (the “TIA”), as in effect on the date of the Indenture until such time as the Indenture is qualified under the TIA, and thereafter as in effect ion the date on which the Indenture is qualified under the TIA. Notwithstanding anything to the contrary herein, the Series A Notes are subject to all such terms. Each Holder, by accepting a Series A Note, agrees to be bound by all of the terms and provisions of the Indenture, as the same may be amended from time to time.

[Signature Page Follows]

IN WITNESS WHEREOF, the Maker has caused this Note to be duly executed as of the date first written above.

COMPANY:

REKOR SYSTEMS, INC.,
a Delaware corporation

By:
Name:
Title:

[Signature Page to 13.25% Series A Prime Revenue Sharing Note due December 15, 2026]

ASSIGNMENT FORM

To assign this Series A Note, fill in the form below:

I or we assign and transfer this Security to

_______________________________

(Insert assignee’s soc. sec. or tax ID no.)

_______________________________

_______________________________

_______________________________

_______________________________

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                     agent to transfer this Series A Note on the books of the Company.  The agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears on this Series A Note)

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Series A Note is one of the Notes of the series designated therein referred to in the within-mentioned Indenture.

Dated: _________________

Argent Institutional Trust Company, as Trustee

By:
Authorized Signatory

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common TEN ENT - as tenants by JT TEN - as joint tenants with right of survivorship and not as tenants in common	UNIF GIFT MIN ACT - . . .Custodian (Cust) (Minor) Under Uniform Gifts to the entireties Minor Act

(State)

Additional abbreviations may also be used though not in the above list.
FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
(Please insert Assignee’s legal name)
(Please insert Social Security or other identifying number of Assignee)
(Please print or typewrite name and address including postal zip code of Assignee)

the within Series A Note of REKOR SYSTEMS, INC. and does hereby irrevocably constitute and appoint attorney to transfer the said Series A Note on the books of the Company, with full power of substitution in the premises.

Dated:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

[NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.]

EXHIBIT B

BUYER INFORMATION

1.	Telephone Number and Email Address: ____________________________________________

2.	Address of Investor: __________________________________________________________

__________________________________________________________

3.	Principal Amount of Note: ______________________________________________________

4.	Legal Representative’s Contact Information (if applicable): ______________________________

______________________________

BUYER’S WIRING INSTRUCTIONS FOR INTEREST PAYMENTS

1.	Beneficiary Name: ____________________________________________________________________

2.	Beneficiary Address: __________________________________________________________________

3.	Name of Bank: _______________________________________________________________________

4.	Address of Bank: _____________________________________________________________________

5.	Wire Routing No.: _____________________________________________________________________

6.	ABA No.: ___________________________________________________________________________

7.	Name of Account: _____________________________________________________________________

8.	Account No.: ________________________________________________________________________

9.	SWIFT Code: ________________________________________________________________________

10.	IBAN (If Applicable): __________________________________________________________________

BUYER’S DELIVERY INSTRUCTIONS FOR DELIVERY OF THE PHYSICAL NOTES

☐	For delivery to Buyer’s broker/agent, please check the box and fill in the name and address below:

Name of Broker/Agent:

Broker’s/Agent’s Address:

______________________________________________________

☐	For delivery to Buyer directly, please check the box and fill in the address below:

Buyer’s Address:

________________________________________________

EXHIBIT C

Wire Instructions